UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

ALLIANCEBERNSTEIN CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2012

Date of reporting period: November 30, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Emerging Markets Equity Portfolio

November 30, 2012

Annual Report

January 23, 2013

Annual Report

A discussion of the Fund’s investment performance is not included in this Annual Report since it only recently commenced operations on September 27, 2012. A discussion of the Fund’s investment performance will be included in its upcoming Semi-Annual Report to Shareholders. AllianceBernstein L.P.
would like to thank you for your interest and investment in the Fund.

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 27, 2012+	Ending Account Value November 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,000.00	$3.06	1.75%
Hypothetical**	$1,000	$1,016.25	$8.82	1.75%
Class C
Actual	$1,000	$999.00	$4.28	2.45%
Hypothetical**	$1,000	$1,012.75	$12.33	2.45%
Advisor Class
Actual	$1,000	$1,001.00	$2.54	1.45%
Hypothetical**	$1,000	$1,017.75	$7.31	1.45%
+	Commencement of operations.

*	Actual expenses paid are based on the period from September 27, 2012 (commencement of operations) and are equal to the Fund’s annualized expense ratios, multiplied by 64/366 (to reflect the since inception period). Hypothetical expenses are equal to the Fund’s annualized ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY •	1

Fund Expenses

PORTFOLIO SUMMARY

November 30, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $5.0

*	All data are as of November 30, 2012. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 1.0% or less in the following countries: Cyprus, Czech Republic, Hungary, Kazakhstan, Kuwait, Oman, Ukraine and United Arab Emirates.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

2	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY

Portfolio Summary

TEN LARGEST HOLDINGS*

November 30, 2012 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Samsung Electronics Co., Ltd.	$324,968	6.5%
Gazprom OAO (Sponsored ADR)	225,971	4.5
LUKOIL OAO (London) (Sponsored ADR)	175,575	3.5
Banco do Brasil SA	166,109	3.3
Vale SA (Sponsored ADR) (Local Preference Shares)	165,773	3.3
Petroleo Brasileiro SA (Sponsored ADR)	156,897	3.2
China Petroleum & Chemical Corp. – Class H	139,639	2.8
KGHM Polska Miedz SA	106,108	2.1
Advanced Semiconductor Engineering, Inc.	94,757	1.9
America Movil SAB de CV Series L (ADR)	93,652	1.9
	$1,649,449	33.0%

*	Long-term investments.

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY •	3

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS – 90.6%
Financials – 21.2%
Commercial Banks – 16.7%
Banco do Brasil SA	16,200	$166,109
Banco do Estado do Rio Grande do Sul SA (Preference Shares)	3,200	22,703
Banco Santander Brasil SA/Brazil (ADR)	6,780	45,358
Bank Negara Indonesia Persero Tbk PT	132,500	51,063
Bank Rakyat Indonesia Persero Tbk PT	65,000	47,703
China Construction Bank Corp. – Class H	88,000	67,428
DGB Financial Group, Inc.	2,880	35,971
Hana Financial Group, Inc.	1,600	49,766
Industrial & Commercial Bank of China Ltd. – Class H	135,000	91,054
KB Financial Group, Inc.	1,670	55,067
Komercni Banka AS	120	23,953
Sberbank of Russia (Sponsored ADR)	2,053	24,225
State Bank of India (Sponsored GDR)(a)	540	44,280
Turkiye Halk Bankasi AS	8,569	82,990
Turkiye Vakiflar Bankasi Tao – Class D	12,050	29,201

		836,871

Real Estate Management & Development – 4.5%
China Overseas Land & Investment Ltd.	18,000	53,050
Country Garden Holdings Co., Ltd.(b)	17,400	8,348
Evergrande Real Estate Group Ltd.	158,000	78,853
KWG Property Holding Ltd.	52,400	37,844
LPN Development PCL	21,200	12,710
Shimao Property Holdings Ltd.	11,500	23,284
Supalai PCL	19,800	11,871

		225,960

		1,062,831

Energy – 17.4%
Oil, Gas & Consumable Fuels – 17.4%
Banpu PCL	2,950	37,968
China Petroleum & Chemical Corp. – Class H	132,000	139,639
Exxaro Resources Ltd.	1,260	21,886
Gazprom OAO (Sponsored ADR)	25,390	225,971
KazMunaiGas Exploration Production JSC (GDR)(a)	2,050	38,335
LUKOIL OAO (London) (Sponsored ADR)	2,790	175,575
Petroleo Brasileiro SA (Sponsored ADR)	8,940	156,897
PTT PCL	7,000	72,988

		869,259

Information Technology – 15.2%
Computers & Peripherals – 1.3%
Wistron Corp.	58,000	63,693

Electronic Equipment, Instruments & Components – 4.1%
AU Optronics Corp.(b)	104,000	43,954
Hon Hai Precision Industry Co., Ltd.	16,000	51,375

4	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY

Portfolio of Investments

Company	Shares	U.S. $ Value

LG Display Co., Ltd.(b)	2,680	$85,588
Yageo Corp.(b)	83,000	25,360

		206,277

Semiconductors & Semiconductor Equipment – 9.8%
Advanced Semiconductor Engineering, Inc.	113,000	94,757
Samsung Electronics Co., Ltd.	250	324,968
SK Hynix, Inc.(b)	2,500	56,443
Vanguard International Semiconductor Corp.	21,000	13,963

		490,131

		760,101

Consumer Discretionary – 12.0%
Auto Components – 1.1%
Gajah Tunggal Tbk PT	38,500	8,819
Hyundai Mobis	170	44,880

		53,699

Automobiles – 4.0%
Dongfeng Motor Group Co., Ltd. – Class H	50,000	70,245
Hyundai Motor Co.	250	52,094
Kia Motors Corp.	1,330	75,999

		198,338

Distributors – 1.7%
Dah Chong Hong Holdings Ltd.	59,000	60,782
Imperial Holdings Ltd.	1,170	24,800

		85,582

Hotels, Restaurants & Leisure – 1.4%
Melco Crown Entertainment Ltd. (ADR)(b)	2,930	44,712
MGM China Holdings Ltd.	14,800	27,679

		72,391

Household Durables – 1.2%
Brookfield Incorporacoes SA	23,600	36,447
Rossi Residencial SA	13,600	25,968

		62,415

Specialty Retail – 1.0%
Mr. Price Group Ltd.	3,290	49,180

Textiles, Apparel & Luxury Goods – 1.6%
Alpargatas SA (Preference Shares)	2,200	14,465
Daphne International Holdings Ltd.	28,000	37,129
Shenzhou International Group Holdings Ltd.	15,000	28,832

		80,426

		602,031

Materials – 11.0%
Chemicals – 2.3%
Hyosung Corp.	670	42,055
OCI Co., Ltd.	250	34,874
SKC Co., Ltd.	950	35,870

		112,799

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY •	5

Portfolio of Investments

Company	Shares	U.S. $ Value

Construction Materials – 1.2%
China Shanshui Cement Group Ltd.	50,000	$34,052
West China Cement Ltd.	138,000	24,562

		58,614

Metals & Mining – 7.5%
KGHM Polska Miedz SA	1,870	106,108
Koza Altin Isletmeleri AS	3,560	88,778
Vale SA (Sponsored ADR) (Local Preference Shares)	9,700	165,773
Xingda International Holdings Ltd.	41,000	17,289

		377,948

		549,361

Telecommunication Services – 3.7%
Diversified Telecommunication Services – 0.6%
XL Axiata Tbk PT	53,000	28,403

Wireless Telecommunication Services – 3.1%
America Movil SAB de CV Series L (ADR)	3,970	93,652
China Mobile Ltd.	5,500	62,647

		156,299

		184,702

Utilities – 3.1%
Electric Utilities – 1.6%
Light SA	7,200	79,858

Independent Power Producers & Energy Traders – 0.3%
Huaneng Power International, Inc. – Class H	22,000	18,779

Water Utilities – 1.2%
Cia de Saneamento Basico do Estado de Sao Paulo	900	36,433
Cia de Saneamento de Minas Gerais-COPASA	1,100	23,165

		59,598

		158,235

Consumer Staples – 3.0%
Food & Staples Retailing – 0.5%
Shoprite Holdings Ltd.	1,220	26,281

Food Products – 1.4%
AVI Ltd.	5,090	33,000
MHP SA (GDR)(a)(b)	1,790	26,760
NongShim Co., Ltd.	40	9,397

		69,157

Tobacco – 1.1%
KT&G Corp.	690	54,609

		150,047

Industrials – 3.0%
Industrial Conglomerates – 2.0%
Bidvest Group Ltd.	2,110	49,814
Turkiye Sise ve Cam Fabrikalari AS	33,100	48,720

		98,534

6	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY

Portfolio of Investments

Company	Shares	U.S. $ Value

Road & Rail – 0.4%
Globaltrans Investment PLC (Sponsored GDR)(a)	1,470	$22,520

Transportation Infrastructure – 0.6%
Jiangsu Expressway Co., Ltd.	32,000	28,614

		149,668

Health Care – 1.0%
Pharmaceuticals – 1.0%
Richter Gedeon Nyrt	300	49,251

Total Common Stocks (cost $4,534,816)		4,535,486

WARRANTS – 6.4%
Financials – 5.3%
Commercial Banks – 5.3%
Canara Bank, Deutsche Bank AG, expiring 1/17/17(b)	5,040	43,146
Bank Muscat SAOG, Citigroup Global Markets Holdings, Inc., expiring 10/28/13(b)	6,930	10,000
Bank of Baroda, JPMorgan Chase Bank NA, expiring 9/29/14(a)(b)	1,890	26,384
Bank of India, JPMorgan Chase Bank NA, expiring 9/29/14(a)(b)	4,440	22,822
First Gulf Bank PJSC, Merrill Lynch International, expiring 8/21/15(b)	7,410	21,184
Commercial Bank of Qatar, Deutsche Bank AG London, expiring 5/26/17(b)	2,450	49,319
Union Bank of India, Merrill Lynch International, expiring 7/07/15(b)	11,200	50,082
Punjab National Bank, Merrill Lynch International, expiring 7/07/15(b)	2,760	39,921

		262,858

Industrials – 0.5%
Air Freight & Logistics – 0.5%
Agility, Inc., Credit Suisse International, expiring 3/27/13(b)	13,490	24,483

		24,483

Materials – 0.3%
Chemicals – 0.3%
United Phosphorus Ltd., Merrill Lynch International, expiring 2/07/17(b)	7,440	16,151

		16,151

Consumer Discretionary – 0.3%
Auto Components – 0.3%
Apollo Tyres Ltd., Merrill Lynch International, expiring 12/30/15(b)	10,120	15,777

		15,777

Total Warrants (cost $321,428)		319,269

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY •	7

Portfolio of Investments

Company	Shares	U.S. $ Value

RIGHTS – 0.0%
Consumer Discretionary – 0.0%
Household Durables – 0.0%
Rossi Residencial SA(b) (cost $0)	7,586	$320

Total Investments – 97.0% (cost $4,856,244)		4,855,075
Other assets less liabilities – 3.0%		147,961

Net Assets – 100.0%		$5,003,036

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2012, the aggregate market value of these securities amounted to $181,101 or 3.6% of net assets.

(b)	Non-income producing security.

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

See notes to financial statements.

8	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2012

Assets
Investments in securities, at value (cost $4,856,244)	$4,855,075
Cash	87,466
Foreign currencies, at value (cost $24,978)	25,163
Unamortized offering expenses	102,884
Receivable for investment securities sold and foreign currency transactions	60,122
Receivable due from Adviser	21,259
Dividends receivable	696

Total assets	5,152,665

Liabilities
Offering cost payable	73,564
Audit fee payable	33,852
Payable for investment securities purchased	22,711
Custody fee payable	11,270
Transfer Agent fee payable	3,020
Distribution fee payable	12
Accrued expenses and other liabilities	5,200

Total liabilities	149,629

Net Assets	$5,003,036

Composition of Net Assets
Capital stock, at par	$1,000
Additional paid-in capital	4,995,968
Accumulated net investment loss	(1,219)
Accumulated net realized gain on investment and foreign currency transactions	8,274
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(987)

$5,003,036

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.002 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$10,009	1,000.40	$10.00	*

C	$9,991	1,000	$9.99

Advisor	$4,983,036	498,008	$10.01

*	The maximum offering price per share for Class A shares was $10.44 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY •	9

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the Period September 27, 2012(a) to November 30, 2012

Investment Income
Dividends (net of foreign taxes withheld of $688)		$8,776
Expenses
Advisory fee (see Note B)	$10,180
Distribution fee—Class A	7
Distribution fee—Class C	17
Transfer agency—Class A	9
Transfer agency—Class C	8
Transfer agency—Advisor Class	3,773
Audit	33,852
Amortization of offering expenses	21,876
Custodian	15,497
Administrative	10,235
Printing	6,912
Legal	3,654
Directors’ fees	1,430
Registration fees	512
Miscellaneous	525

Total expenses	108,487
Less: expenses waived and reimbursed by the Adviser (see Note B)	(95,900)

Net expenses		12,587

Net investment loss		(3,811)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		9,219
Foreign currency transactions		(1,648)
Net change in unrealized appreciation/depreciation of:
Investments		(1,208	)(b)
Foreign currency denominated assets and liabilities		221

Net gain on investment and foreign currency transactions		6,584

Net Increase in Net Assets from Operations		$2,773

(a)	Commencement of operations.

(b)	Net of decrease in accrued foreign capital gains taxes of $39.

See notes to financial statements.

10	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	September 27, 2012(a) to November 30, 2012
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(3,811)
Net realized gain on investment and foreign currency transactions	7,571
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(987)

Net increase in net assets from operations	2,773
Capital Stock Transactions
Net increase	5,000,263

Total increase	5,003,036
Net Assets
Beginning of period	– 0	–

End of period (including accumulated net investment loss of ($1,219))	$5,003,036

(a)	Commencement of operations.

See notes to financial statements.

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY •	11

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2012

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of ten portfolios: AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global, AllianceBernstein International Discovery Equity Portfolio, AllianceBernstein International Focus 40 Portfolio, AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Select U.S. Equity Portfolio, AllianceBernstein Dynamic All Market Fund Portfolio and AllianceBernstein Emerging Markets Equity Portfolio (the “Portfolios”). The AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global and AllianceBernstein International Discovery Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AllianceBernstein International Focus 40 Portfolio commenced operations on July 6, 2011. AllianceBernstein Emerging Markets Multi-Asset Portfolio commenced operations on August 31, 2011. AllianceBernstein Select U.S. Equity Portfolio commenced operations on December 8, 2011. AllianceBernstein Dynamic All Market Fund commenced operations on December 16, 2011. AllianceBernstein Emerging Markets Equity Portfolio commenced operations on September 27, 2012. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Emerging Markets Equity Portfolio (the “Fund”). The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares. Class 1 shares are sold only to the private clients of Sanford C. Benstein & Co. LLC by its registered representatives. Class B, Class R, Class K, Class I, Class 1 and Class 2 shares are not currently being offered. As of November 30, 2012, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All three classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of

12	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY

Notes to Financial Statements

assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day. Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY •	13

Notes to Financial Statements

value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset (including those valued based on their market values as described in Note 1 above) or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

14	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2012:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$258,395		$804,436		$	– 0	–	$1,062,831
Energy	596,778		272,481			– 0	–	869,259
Information Technology	– 0	–	760,101			– 0	–	760,101
Consumer Discretionary	121,592		480,439			– 0	–	602,031
Materials	165,773		383,588			– 0	–	549,361
Telecommunication Services	93,652		91,050			– 0	–	184,702
Utilities	139,456		18,779			– 0	–	158,235
Consumer Staples	81,369		68,678			– 0	–	150,047
Industrials	22,520		127,148			– 0	–	149,668
Health Care	– 0	–	49,251			– 0	–	49,251
Warrants	– 0	–	45,667			273,602		319,269
Rights	320		– 0	–		– 0	–	320

Total Investments in Securities	1,479,855		3,101,618	+		273,602		4,855,075
Other Financial Instruments*	– 0	–	– 0	–		– 0	–	– 0	–

Total++	$1,479,855		$3,101,618			$273,602		$4,855,075

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

++	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy and assumes the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Warrants			Total
Balance as of 9/27/12(a)	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		– 0	–		– 0	–
Realized gain (loss)		– 0	–		– 0	–
Change in unrealized appreciation/depreciation		(2,734)			(2,734)
Purchases		276,336			276,336
Sales		– 0	–		– 0	–
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 11/30/12		$273,602			$273,602

Net change in unrealized appreciation/depreciation from investments held as of 11/30/12*		$(2,734)			$(2,734)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

(a)	Commencement of operations.

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY •	15

Notes to Financial Statements

The following presents information about significant unobservable inputs related to the Fund with material categories of Level 3 investments at November 30, 2012:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 11/30/2012	Valuation Technique	Unobservable Input	Range
Warrants	$273,602	Indicative Market Quotations	Broker Quote	$1.44-$20.13

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable comfort over the accuracy of prices including: 1) periodic vendor due diligence meetings, review methodologies, new developments, process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceed established thresholds, 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean

16	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY

Notes to Financial Statements

of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Fund) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY •	17

Notes to Financial Statements

expenses which are allocated to the respective class. Expenses of the Company are charged to each Portfolio in proportion to each Portfolio’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $124,760 have been deferred and are being amortized on a straight line basis over a one year period starting from September 27, 2012 (commencement of the Fund’s operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.175% of the first $1 billion, 1.05% of the next $1 billion, 1% of the next $1 billion, .90% of the next $3 billion and .85% in excess of $6 billion of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.75%, 2.45% and 1.45%, of average daily net assets for Class A, Class C and Advisor Class shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Fund until October 12, 2015. No repayment will be made that would cause the Fund’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded by the Fund on or before October 12, 2013. This fee waiver and/or expense reimbursement agreement may not be terminated before October 12, 2015. For the period ended November 30, 2012, such waiver/reimbursement amounted to $85,665. Such amount is subject to repayment, not to exceed the amount of offering expenses.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the period ended November 30, 2012, the Adviser voluntarily agreed to waive such fees in the amount of $10,235.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund.

18	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY

Notes to Financial Statements

ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $83 for the period ended November 30, 2012.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $0 from the sale of Class A shares and received $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares for the period ended November 30, 2012.

Brokerage commissions paid on investment transactions for the period ended November 30, 2012 amounted to $4,957, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Funds pay distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $0 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended November 30, 2012 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$5,126,040		$279,015
U.S. government securities	– 0	–	– 0	–

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY •	19

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$4,857,463

Gross unrealized appreciation	$255,160
Gross unrealized depreciation	(257,548)

Net unrealized depreciation	$(2,388)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the period ended November 30, 2012.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares	Amount
	September 27, 2012(a) to November 30, 2012	September 27, 2012(a) to November 30, 2012

Class A
Shares sold	1,908	$18,962

Shares redeemed	(908)	(8,776)

Net increase	1,000	$10,186

20	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY

Notes to Financial Statements

	Shares	Amount
	September 27, 2012(a) to November 30, 2012	September 27, 2012(a) to November 30, 2012

Class C
Shares sold	1,000	$10,003

Net increase	1,000	$10,003

Advisor Class
Shares sold	498,008	$4,980,074

Net increase	498,008	$4,980,074

(a)	Commencement of operations.

There were no transactions in capital shares for Class B, Class R, Class K, Class I, Class 1 and Class 2 for the period ended November 30, 2012.

NOTE F

Risks Involved in Investing in the Fund

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Foreign (Non-U.S.) Risk—Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Capitalization Risk—Investments in small-and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price,

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY •	21

Notes to Financial Statements

and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s NAV.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Components of Accumulated Earnings/(Deficit)

As of November 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$8,274
Unrealized appreciation/(depreciation)	(2,206	)(a)

Total accumulated earnings/(deficit)	$6,068

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax treatment of passive foreign investment companies (PFICs).

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of November 30, 2012, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications, the utilization of a net operating loss to offset capital gain, and the tax treatment of offering costs resulted in a net decrease in accumulated net investment loss, a net increase in accumulated net realized gain on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

22	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY

Notes to Financial Statements

NOTE H

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY •	23

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
September 27, 2012(a) to November 30, 2012

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.02)
Net realized and unrealized gain on investment and foreign currency transactions	.02

Net increase in net asset value from operations	– 0	–

Net asset value, end of period	$10.00

Total Return
Total investment return based on net asset value(d)	0%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.75%
Expenses, before waivers/reimbursements(e)	13.43%
Net investment loss(c)(e)	(1.01)%
Portfolio turnover rate	6%

See footnote summary on page 26.

24	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	September 27, 2012(a) to November 30, 2012

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.03)
Net realized and unrealized gain on investment and foreign currency transactions	.02

Net decrease in net asset value from operations	(.01)

Net asset value, end of period	$9.99

Total Return
Total investment return based on net asset value(d)	(.10	) %
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	2.45%
Expenses, before waivers/reimbursements(e)	13.46%
Net investment loss(c)(e)	(1.44	) %
Portfolio turnover rate	6%

See footnote summary on page 26.

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY •	25

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
September 27, 2012(a) to November 30, 2012

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.01)
Net realized and unrealized gain on investment and foreign currency transactions	.02

Net increase in net asset value from operations	.01

Net asset value, end of period	$ 10.01

Total Return
Total investment return based on net asset value(d)	.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 4,983
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.45%
Expenses, before waivers/reimbursements(e)	12.52%
Net investment loss(c)(e)	(.44)%
Portfolio turnover rate	6%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

26	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AllianceBernstein Cap Fund, Inc. and the

Shareholders of the AllianceBernstein Emerging Markets Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein Emerging Markets Equity Portfolio (the “Portfolio”) (one of the portfolios constituting AllianceBernstein Cap Fund, Inc.) as of November 30, 2012, and the related statement of operations, statement of changes in net assets and the financial highlights for the period September 27, 2012 (commencement of operations) through November 30, 2012. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Emerging Markets Equity Portfolio at November 30, 2012, and the results of its operations, the changes in its net assets and the financial highlights for the period September 27, 2012 (commencement of operations) through November 30, 2012, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 25, 2013

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY •	27

Report of Independent Registered Public Accounting Firm

2012 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable period ended November 30, 2012. For such period, the Fund designates $2,319 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2013.

28	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY

2012 Federal Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Henry S. D’Auria, Vice President

Sammy S. Suzuki, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Emerging Markets Value Team. Messrs. D’Auria and Suzuki are the senior members of the Emerging Markets Value Team with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY •	29

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 52 (2012)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and head of AllianceBernstein Investments Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	101	None

30	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY

Management of the Fund

NAME, ADDRESS,* AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
Chairman of the Board William H. Foulk, Jr., #, ## 80 (2012)	Investment Adviser and an Independent Consultant since prior to 2008. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	101	None

John H. Dobkin, # 70 (2012)	Independent Consultant since prior to 2008. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	101	None

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY •	31

Management of the Fund

NAME, ADDRESS,* AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 69 (2012)	Private Investor since prior to 2008. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	101	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2008 and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, # 76 (2012)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2008. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	101	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2008 and Intel Corporation (semi-conductors) until 2008

32	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY

Management of the Fund

NAME, ADDRESS,* AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 64 (2012)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	101	None

Garry L. Moody, # 60 (2012)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP, (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	101	None

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY •	33

Management of the Fund

NAME, ADDRESS,* AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 71 (2012)	Private Investor since prior to 2008. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	101	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2008

Earl D. Weiner, # 73 (2012)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	101	None

34	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P. Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY •	35

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below:

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith, Jr. 52	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P., since prior to March 2003.

Henry S. D’Auria 51	Vice President.	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008

Sammy S. Suzuki 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Emilie D. Wrapp 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2008.

Joseph J. Mantineo 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2008.

Phyllis J. Clarke, 52	Controller	Vice President of ABIS**, with which she has been associated since prior to 2008.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

36	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY

Management of the Fund

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Cap Fund, Inc. (the “Fund”) unanimously approved the application of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Emerging Markets Equity Portfolio (the “Portfolio”) for an initial period of less than two years at a meeting held on November 1-3, 2011.

Prior to approval of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the proposed advisory fee. The directors also discussed the proposed approval in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the AllianceBernstein Funds and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY •	37

research capabilities of the Adviser and the other resources it has dedicated to performing services for the AllianceBernstein Funds. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements will require the directors’ approval on a quarterly basis and, to the extent requested and paid, will result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Portfolio under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Portfolio had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Portfolio. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Portfolio and that the Portfolio was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their proposed relationships with the Portfolio, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, which would include the Portfolio); 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares; transfer agency fees to be paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions to be paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s potential profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

Since the Portfolio had not yet commenced operations and there were no existing AllianceBernstein funds with the same investment style as the Portfolio, no performance or other historical information for the Portfolio was available.

38	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY

However, the Portfolio’s investment strategy had been utilized by the Adviser since 1995 in advising institutional, private client and retail accounts and the directors reviewed composite performance information for such strategy provided by the Adviser. The directors also reviewed investment performance information of a portfolio of a fund advised by the Adviser (the “SCB Portfolio”) that invests in emerging market equity securities pursuant to a different investment strategy. Based on their review of such information and the Adviser’s written and oral presentations regarding the management of the Portfolio and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality portfolio management services to the Portfolio.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Portfolio to the Adviser and reviewed information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at hypothetical common asset levels of $100 million and $250 million. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule had lower starting and subsequent fee rates, and breakpoints at lower asset levels, than those in the proposed fee schedule for the Portfolio. As a result, the application of the institutional fee schedule to the hypothetical asset levels of $100 million and $250 million of the Portfolio would result in lower fee rates than those the Portfolio would pay. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those on the schedule reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the AllianceBernstein Funds relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered that the fee schedule for the SCB Portfolio is identical to that proposed for the Portfolio, and that the Adviser had recently undertaken to waive, for a period of one year ending October 31, 2012, 5 basis points of

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY •	39

the advisory fee payable by the SCB Portfolio under its contract. They also considered that the advisory fee rate schedule of another AllianceBernstein Fund that invests in emerging markets equity and debt securities is lower than the proposed schedule and that the advisory fee rate charged by the Adviser for advising a European retail fund utilizing a similar investment strategy is lower than the proposed fee schedule, as well as the Adviser’s explanation of the business reasons for such fee schedule. The directors noted that as a result of the three year expense limitation agreement proposed by the Adviser, it was anticipated that the effective advisory fee for the Portfolio would be substantially below the fee rate provided for in the fee schedule for at least the near and medium terms.

The directors also considered the estimated total expense ratio of the Class A shares of the Portfolio assuming $100 million and $250 million in assets under management in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The estimated total expense ratio of the Portfolio reflected fee waivers and/or expense reimbursements as a result of the expense limitation agreement between the Adviser and the Fund in respect of the Portfolio. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The information reviewed by the directors showed that, at the Portfolio’s hypothetical size of $100 million and $250 million, its anticipated contractual effective advisory fee rate of 117.5 basis points is higher than the Expense Group median of 110 basis points. The directors noted that the Adviser had informed them that, while the Portfolio’s proposed advisory fee is higher than the Expense Group median of 110 basis points, the proposed three year expense limitation of 1.75% for the Class A Shares by the Adviser would result in an expense ratio that was the same as the Lipper Expense Group median of 1.75% assuming assets at $100 million, and that the estimated net advisory fee (after taking the expected fee waivers and expense reimbursements into account) was 0.87%, 13 basis points lower than the median net advisory fee of 1.00% for the peer group. The directors also noted that, once the Portfolio’s net assets exceed $350 million, the expense limitation would no longer result in fee waivers by the Adviser and that pursuant to the proposed three year expense limitation arrangement the Adviser would be able to recoup all or a portion of the fees previously waived.

The directors noted that they had considered the Senior Officer’s recommendation and had discussed with the Adviser whether the proposed advisory

40	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY

fee should be lowered and had been satisfied with the Adviser’s rationale for the proposed fee in light of, among other things, the three year expense limit agreed to by the Adviser. The directors determined to monitor the effective advisory fee rate for the Portfolio on a regular basis, taking into account the Adviser’s representation that the expense limitation agreement would ensure that the expense ratio of the Portfolio would be below or comparable to the Expense Group and Expense Universe medians at asset levels of $100 million and $250 million. The directors also determined that they would recommend approval of the Advisory Agreement for an initial term of less than two years.

The directors noted that the Portfolio may invest in shares of exchange-traded funds (“ETFs”). The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded that the proposed advisory fee for the Portfolio would be for services that would be in addition to, rather than duplicative of, the services to be provided under the advisory contracts of the ETFs.

The directors recognized that the Adviser’s total compensation from the Portfolio pursuant to the Advisory Agreement would be increased by amounts paid pursuant to the expense reimbursement provision in the Advisory Agreement, and that the impact of such expense reimbursement would depend on the size of the Portfolio and the extent to which the Adviser requests reimbursements pursuant to this provision. The Lipper analysis reflected the Adviser’s three year expense limitation agreement.

The information reviewed by the directors showed that the Portfolio’s anticipated expense ratio of 175 basis points, which reflected a proposed three year expense limitation agreement between the Portfolio and the Adviser, was (i) the same as the Expense Group median of 175 basis points and lower than the Expense Universe median of 177.5 basis points (assuming assets of $100 million) and (ii) higher than the Expense Group median of 170.1 basis points but lower than the Expense Universe median of 177.5 basis points (assuming assets of $250 million). The directors concluded that the Portfolio’s anticipated expense ratio was satisfactory.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2011 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund.

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY •	41

The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

42	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Cap Fund, Inc. (the “Fund”), in respect of AllianceBernstein Emerging Markets Equity Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement.

The Portfolio’s investment objective is long-term growth of capital. Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in equity securities of emerging market issuers. Derivative instruments linked to emerging market securities or currencies can generally be counted towards the 80% requirement. Outside the 80% basket, the Portfolio may include the securities of developed market issuers. In managing the Portfolio, the Adviser will apply a value philosophy. In general, no more than 25% of the Portfolio’s net assets will be invested in issuers of any one country. The Portfolio may invest in companies of any size. The Adviser may utilize derivatives, such as futures contracts, to equitize cash, and forward contracts, to hedge its currency exposures. The Portfolio is not expected to use derivatives or other leveraging strategies to an extent that would result in the Portfolio being effectively leveraged by having aggregate notional exposure in excess of its net assets. The Portfolio may invest in shares of ETFs to gain exposure to particular market segments.3 The Adviser proposed the Portfolio’s benchmark to be the MSCI Emerging Markets Index. The Portfolio expects Lipper to place the Portfolio in its Emerging Markets Equity category and Morningstar to place the Portfolio in its Diversified Emerging Markets Equity category.

1	The Senior Officer’s fee evaluation was completed on October 20, 2011 and discussed with the Board of Directors on November 1-3, 2011.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.
3	The Adviser not does expect the Portfolio’s ETF holdings to be substantial and to have an impact of more than a basis point to the Portfolio’s total expenses.

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY •	43

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”4

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Advisory Fee Schedule	Portfolio
117.5 bp on 1st $1 billion 105 bp on next $1 billion 100 bp on next $1 billion 90 bp on next $3 billion 85 bp on the balance	Emerging Markets Equity Portfolio[5]

4	Jones v. Harris at 1427.

5	The proposed advisory fee schedule for the Portfolio has higher fee rates than the advisory fee schedule of the Specialty category, in which the Portfolio would have been categorized, had the Adviser proposed to implement the NYAG related fee schedule. The advisory fee schedule of the Specialty category is as follows: 75 bp on the first $2.5 billion, 65 bp on the next $2.5 billion, 60 bp on the balance.

44	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing administrative and accounting services.

The Portfolio’s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, through the Portfolio’s first three years of operations. During the three year expense limitation period, the Adviser may be able to recoup all or a portion of the Portfolio’s offering expenses to the extent that the reimbursement does not cause the expense ratios of the Portfolio’s share classes to exceed the expense caps and the aggregate reimbursements do not exceed the offering expenses. The Adviser’s ability to recoup offering expenses will terminate with the agreement.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Estimated Gross Expense Ratio	Fiscal Year End
Emerging Markets Equity Portfolio[6]	Advisor Class A Class C Class R Class K Class I Class 1 Class 2	1.05% 1.75% 2.45% 1.25% 1.70% 1.05% 1.70% 1.45%	1.26% 1.96% 2.66% 1.46% 1.91% 1.26% 1.91% 1.66%	June 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser will be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial

6	The gross expense ratios shown are based on an initial estimate of the Portfolio’s net asset at $100 million.

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY •	45

intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 The Adviser manages an institutional account, Emerging Markets Value, that has a substantially similar investment strategy as the Portfolio, and the advisory fee schedule of the Institutional account is set forth below. Also set forth below is the effective advisory fee of the Portfolio and what would have the effective advisory fee of the Portfolio had the Institutional account advisory fee schedule been applicable to the Portfolio based on projected net assets of $100 million and $250 million:

Portfolio	AllianceBernstein Institutional Fee Schedule	Projected Net Assets ($MM)	Effective AB Inst. Adv. Fee (%)	Portfolio Advisory Fee %
Emerging Markets	Emerging Markets Value Schedule	$100.0	0.950%	1.175%

Equity Portfolio	115 bp on 1st $25 million 95 bp on next $25 million 85 bp on the balance Minimum Account Size: $25 m	$250.0	0.890%	1.175%

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

46	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY

The Board of Directors recently approved the advisory fees proposed for AllianceBernstein Cap Fund, Inc.—Emerging Markets Multi-Asset Portfolio (“EMMA”), which has a somewhat similar investment strategy as the Portfolio.8 In addition to the Portfolio’s advisory fee, set forth below is EMMA’s advisory fee schedule and what would have been the effective advisory fee of the Portfolio had the advisory fee schedule of EMMA been applicable to the Portfolio based on an initial estimate of the Portfolio’s net assets at $100 million:

Portfolio	ABMF	Fee Schedule[9]	EMMA Effective Fee (%)	Portfolio Advisory Fee (%)
Emerging Markets Equity Portfolio	EMMA	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp thereafter	1.000%	1.175%

The Adviser manages the Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The SCB Fund—Emerging Markets Portfolio has a somewhat similar investment strategy as the Portfolio and its advisory fee schedule is set forth below and what would have been the effective advisory fee of the Portfolio had the advisory fee schedule of SCB Fund been applicable to the Portfolio based on an initial estimate of the Portfolio’s net assets at $100 million.10

Portfolio	SCB Fund	Fee Schedule	SCB Fund Effective Fee (%)	Portfolio Advisory Fee (%)
Emerging Markets Equity Portfolio	Emerging Markets Portfolio	117.5 bp on 1st $1 billion 105 bp on next $1 billion 100 bp on next $1 billion 90 bp on next $3 billion 85 bp thereafter	1.175%	1.175%

8	EMMA invests primarily in equity and fixed-income securities of emerging market issuers and the currencies of emerging market countries.

9	The Adviser implemented a five basis point investment advisory fee waiver effective November 1, 2011 through October 31, 2012.

10	The Emerging Markets Portfolio of the SCB Fund invests in emerging markets growth and value equity securities. Prior to May 2, 2005, Emerging Markets Portfolio invested primarily, under normal circumstances, in emerging markets value equity securities, and was known as Emerging Markets Value Portfolio.

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY •	47

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Luxembourg fund, Emerging Markets Value, has a somewhat similar investment style as the Portfolio and its advisory fee schedule is set forth below.

Portfolio	Luxembourg Fund	Fee[11]
Emerging Markets Equity Portfolio	Emerging Markets Value Class A	1.75%
	Class I (Institutional)	0.95%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The Adviser manages several emerging markets growth ITM mutual funds and their advisory fee schedules are set forth below:

Portfolio	ITM Mutual Fund	Fee
Emerging Markets Equity Portfolio	AllianceBernstein Emerging Markets Growth Stock Fund F / FB12,[13]	0.800%

	AllianceBernstein Emerging Markets Growth Equity Fund[12],[13]	0.800%

	AllianceBernstein Emerging Markets Growth Stock A /B	0.900%

	AllianceBernstein Emerging Markets Growth Equity Fund (SMA)	0.850%

The Adviser has represented that it does not sub-advise any registered investment companies with a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers.14 Lipper’s analysis included the

11	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

12	The ITM fund is privately placed or institutional.

13	Fund of funds are charged a fee in addition to the AllianceBernstein fee.

14	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

48	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY

comparison of the Portfolio’s contractual management fee,15,16 to the median of the Portfolio’s Lipper Expense Group (“EG”) based on projected net assets of $100 million and $250 million.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes.17 An EG will typically consist of seven to twenty funds.

Fund	Projected Net Assets ($MM)		Contractual Management Fee (%)	Lipper Expense Group Median (%)	Rank
Emerging Markets Equity Portfolio	$ $	100.0 250.0	1.175 1.175	1.100 1.100	10/13 9/12

Lipper also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”) based on projected assets of $100 million and $250 million. The EU18 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Fund	Projected Net Assets ($MM)		Total Expense Ratio (%)[19]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Emerging Markets Equity Portfolio	$ $	100.0 250.0	1.750 1.750	1.750 1.701	7/13 8/12	1.775 1.775	21/49 21/49

15	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

16	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

17

Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes

18	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

19	The total expense ratios shown are for the Funds’ Class A shares.

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY •	49

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis at both the $100 million and $250 million projected net assets level.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates will provide transfer agent, distribution and brokerage related services to the Portfolio and will receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser will benefit from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

50	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY

Fees and reimbursements for out of pocket expenses to be charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

After the Portfolio commences operations, it may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio will be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,20 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli21 study on advisory fees and various fund characteristics.22 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family

20	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

21	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

22	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY •	51

size) with the Board of Directors.23 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $402 billion as of September 30, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history.

CONCLUSION:

Based on the factors discussed above, the Senior Officer recommended that the Directors consider asking the Adviser to reduce the proposed advisory fee to a level that would place the Portfolio’s investment advisory fee closer to its Lipper expense group median. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 29, 2011

23	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

52	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Dynamic All Market Fund

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Emerging Markets Equity Portfolio

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY •	53

AllianceBernstein Family of Funds

NOTES

54	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY

NOTES

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY •	55

NOTES

56	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY

NOTES

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY •	57

NOTES

58	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY

NOTES

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY •	59

NOTES

60	• ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY

ALLIANCEBERNSTEIN EMERGING MARKETS EQUITY FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

EME-0151-1112

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AllianceBernstein Emerging Markets Equity Portfolio	2011	N/A	N/A	N/A
	2012	$20,625	$—	$—

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AllianceBernstein Emerging Markets Equity Portfolio	2011	N/A	N/A
			N/A
			N/A
	2012	$653,765	$—
			$—
			$—

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: January 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: January 22, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: January 22, 2013